SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):           03/15/01

ORIX Credit Alliance Receivables 2000-B Corporation (as Trust Depositor under the Amended and Restated Trust Agreement, dated as of August 31, 2000, providing for the issuance of Receivable-Backed Notes, Series 2000-B)

ORIX Credit Alliance Receivables Trust 2000-B
(Issuer of the Notes)
(Exact name of registrant as specified in its charter)


Delaware             333-43312                         22-3744565
(State or Other      (Commission                   (I.R.S. Employer
Jurisdiction         File Number)                  Identification No.)
of Incorporation)


300 Lighting Way
Secaucus, New Jersey                            07096
(Address of Principal                         (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (201) 601-9166


Item 5.Other Events.

On Behalf of ORIX Credit Alliance Receivables Trust 2000-B, a Trust created pursuant to the Trust Agreement dated as of August
17, 2000 by The Bank of New York as indenture trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated 03/15/2001, The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report covers distributions to the holders of the Receivable-Backed Notes, Series 2000-B.

A.     Monthly Report Information:
See Exhibit No. 1

B.     Have any deficiencies occurred?   NO.
Date:
Amount:

C.     Item 1: Legal Proceedings:                  NONE

D.     Item 2: Changes in Securities:              NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.     Item 5: Other Information - Form 10-Q, Part II -
Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statements and Exhibits

Information and Exhibits.

Exhibit No. 1

ORIX Credit Alliance
Receivables Trust 2000-B

MONTHLY REPORT

A. AGGREGATE PRINCIPAL BALANCE OF CONTRACTS
Aggregate Principal Balance of the Contracts,                     255,263,651.66
beginning of Collection Period
Less: Principal Payments                                            7,379,217.50
Less: Principal Prepayments                                         2,250,548.17
Less: Aggregate Principal Balance of Defaulted Contracts               70,688.85
that became Defaulted Contracts during the Collection Period
Add:Aggregate Principal Balance of Substitute Contracts               458,703.45
Aggregate Principal Balance of the Contracts, end of              246,021,900.59
Collection Period


B.  SERVICER ADVANCES
Aggregate amount of Servicer Advances at the beginning of the               0.00
Collection Period
Servicer Advances made during the Collection Period                         0.00
Servicer Advances reimbursed during the Collection Period                   0.00
Aggregate amount of Servicer Advances at the end of the                     0.00
Collection Period

C.   DEFAULTED CONTRACTS
Cumulative Aggregate Principal Balance of Defaulted Contracts         479,845.15
beginning of Collection Period
Aggregate Principal Balance of Defaulted Contracts that                70,688.85
became Defaulted Contracts during the Collection Period
Cumulative Aggregate Principal Balance of Defaulted Contracts,        550,534.00
   end of Collection Period

Cumulative Recoveries on Defaulted Contracts,                           3,089.35
beginning of Collection Period
Recoveries on Defaulted Contracts during the current                        0.00
Collection Period
Cumulative Recoveries on Defaulted Contracts,                           3,089.35
end of Collection Period
Cumulative Net Loss Percentage end of Collection Period                       0%

D. SUBSTITUTIONS
Casualty Loss, Materially Modified and Defaulted Contracts            447,735.89
Substituted to Date, beginning of Collection Period
Casualty Loss, Materially Modified and Defaulted Contracts            449,376.82
replaced with Substitute Contracts during the current Collection Period
Casualty Loss, Materially Modified and Defaulted Contracts            897,112.71
Substituted to Date, end of Collection Period
Percentage of Pool Balance at end of Collection Period                     0.28%

Prepaid, Ineligible and Excess Contracts, Substituted to date,              0.00
beginning of Collection Period
Prepaid, Ineligible and Excess Contracts replaced with                      0.00
Substitute Contracts during the current Collection Period
Prepaid, Ineligible and Excess Contracts Substituted to date                0.00
end of Collection Period
Percentage of Pool Balance at end of Collection Period                     0.28%
Total Substitutions, end of Collection Period                         897,112.71
Total Percentage of Pool Balance, Substituted as of end of                 0.28%
Collection Period

E.  RESERVE FUND
Reserve Fund balance, beginning of Collection Period                7,610,352.92
Required Reserve Fund Amount                                        7,333,100.39
Shortfall                                                                   0.00
Deposit from (release to) waterfall                                  -277,252.53
Reserve Fund balance, end of Collection Period                      7,333,100.39

F. AVAILABLE AMOUNTS
Principal collections                                               9,629,765.67
Interest collections                                                1,890,458.72
Late Charges                                                           44,785.76
Recoveries                                                                  0.00
Reinvestment Income from Collection Account,                           63,225.28
Reserve Fund and Spread Fund
Amounts in Spread Fund                                                      0.00
Amounts withdrawn from Reserve Fund                                   277,252.53
Total Available Amounts                                            11,905,487.96


G.   SPREAD FUND CALCULATION

ORIX Credit Alliance, Inc. as Servicer (Yes/No)                       Yes
Three Month Delinquency Percentage (may not exceed 5.0%)                   1.15%
Cumulative Net Loss Percentage (May not exceed 1.0% from September 15,
2000 to July 15, 2001, 1.25% from August 15, 2001 to January 15,
2002, 1.50% from February 15, 2002 to July 15, 2002, and 2.0% thereafter). 0.17%



Spread Fund balance, beginning  of Collection Period                        0.00
Deposit from (release to) waterfall                                         0.00
Spread Fund balance, end of Collection Period                               0.00

H.  DELINQUENCIES

Aggregate Principal Balance of Contracts Delinquent > than 31 days 17,658,659.34 Aggregate Principal Balance of Contracts Delinquent > than 61 days 5,230,264.71 Aggregate Principal Balance of Contracts Delinquent > than 91 days 4,008,387.15

ORIX Credit Alliance Receivables Trust 2000-A


I.  PAYMENTS TO NOTEHOLDERS

Class A Noteholders:
Initial Class A Principal Amount                                  301,191,962.00
Class A Principal Amount outstanding at the beginning of          239,411,442.66
Collection Period
Class A Percentage                                                     92.81610%
Class A Target Investor Principal Amount                          228,347,933.00
Class A Principal Payment Amount                                   11,063,509.66

Class A-1 Noteholders:
Initial Class A-1 Principal Amount                                 96,381,428.00
Class A-1 Principal Amount outstanding at the beginning            34,600,908.66
of the Collection Period
Class A-1 Interest Rate                                                 6.75818%
Class A-1 interest for the current Collection Period                  175,379.38
Class A-1 interest accrued in prior Collection Periods for which        0.000.00
no allocation was made
Total interest due to the Class A-1 Noteholders                       175,379.38
Available Amounts allocated to interest due to the Class A-1          175,379.38
Noteholders
Class A-1 Principal Payment Amount                                  9,241,751.07
Class A-1 Additional Principal                                              0.00
Available Amounts allocated to Principal due to the Class A-1       9,241,751.07
Noteholders
Total payment to the Class A-1 Noteholders                          9,417,130.45
Class A-1 Principal Amount outstanding at the end of the           25,359,157.59
Collection Period

Class A-2 Noteholders:
Initial Class A-2 Principal Amount                                 48,507,758.00
Class A-2 Principal Amount outstanding at the beginning of the 48,507,758.00 Collection Period
Class A-2 Interest Rate                                                 6.97000%
Class A-2 interest for the current Collection Period                  281,749.23
Class A-2 interest accrued in prior Collection Periods for                  0.00
which no allocation was previously made
Total interest due to the Class A-2 Noteholders                       281,749.23
Available Amounts allocated to interest due to the Class A-2          281,749.23
Noteholders
Class A-2 Principal Payment Amount                                          0.00
Class A-2 Additional Principal                                              0.00
Available Amounts allocated to Principal due to the Class A-2               0.00
Noteholders
Total payment to the Class A-2 Noteholders                            281,749.23
Class A-2 Principal Amount outstanding at the end of the           48,507,758.00
Collection Period


Class A-3 Noteholders:
Initial Class A-3 Principal Amount                                112,075,114.00
Class A-3 Principal Amount outstanding at the beginning of the 112,075,114.00 Collection Period
Class A-3 Interest Rate                                                 7.05000%
Class A-3 interest for the current Collection Period                  658,441.29
Class A-3 interest accrued in prior Collection Periods for                  0.00
which no allocation was previously made
Total interest due to the Class A-3 Noteholders                       658,441.29
Available Amounts allocated to interest due to the Class A-3          658,441.29
Noteholders
Class A-3 Principal Payment Amount                                          0.00
Class A-3 Additional Principal                                              0.00
Available Amounts allocated to Principal due to the Class A-3               0.00
Noteholders
Total payment to the Class A-3 Noteholders                            658,441.29
Class A-3 Principal Amount outstanding at the end of the          112,075,114.00
Collection Period

Class A-4 Noteholders:
Initial Class A-4 Principal Amount                                 44,227,662.00
Class A-4 Principal Amount outstanding at the beginning of         44,227,662.00
the Collection Period
Class A-4 Interest Rate                                                 7.14000%
Class A-4 interest for the current Collection Period                  263,154.59
Class A-4 interest accrued in prior Collection Periods for                  0.00
which no allocation was previously made
Total interest due to the Class A-4 Noteholders                       263,154.59
Available Amounts allocated to interest due to the Class A-4          263,154.59
Noteholders
Class A-4 Principal Payment Amount                                          0.00
Class A-4 Additional Principal                                              0.00
Available Amounts allocated to Principal due to the Class A-4               0.00
Noteholders
Total payment to the Class A-4 Noteholders                            263,154.59
Class A-4 Principal Amount outstanding at the end of the           44,227,662.00
Collection Period

Class B Noteholders:
Initial Class B Principal Amount                                    9,511,325.00
Class B Principal Amount outstanding at the beginning of            9,511,325.00
the Collection Period
Class B Percentage                                                      4.31030%
Class B Interest Rate                                                   7.31000%
Class B interest for the current Collection Period                     57,939.82
Class B interest accrued in prior Collection Periods for                    0.00
    which no allocation was previously made
Total interest due to the Class B Noteholders                          57,939.82
Available Amounts allocated to interest due to the Class B             57,939.82
Noteholders
Class B Target Investor Principal Amount                                    0.00
Class B Floor                                                               0.00
Class B Principal Payment Amount                                            0.00
Class B Additional Principal                                                0.00
Available Amounts allocated to Principal due to the Class B                 0.00
Noteholders
Total payment to the Class B Noteholders                               57,939.82
Class B Principal Amount outstanding at the end of the              9,511,325.00
Collection Period




I.     PAYMENTS TO NOTEHOLDERS (continued)

Class C Noteholders:
Initial Class C Principal Amount                                    4,755,663.00
Class C Principal Amount outstanding at the beginning of the        4,755,663.00
Collection Period
Class C Percentage                                                      2.15520%
Class C Interest Rate                                                   7.63000%
Class C interest for the current Collection Period                     30,238.09
Class C interest accrued in prior Collection Periods for which              0.00
no allocation was previously made
Total interest due to the Class C Noteholders                          30,238.09
Available Amounts allocated to interest due to the Class C             30,238.09
Noteholders
Class C Target Investor Principal Amount                                    0.00
Class C Floor                                                               0.00
Class C Principal Payment Amount                                            0.00
Class C Additional Principal                                                0.00
Available Amounts allocated to Principal due to the Class C                 0.00
Noteholders
Total payment to the Class C Noteholders                               30,238.09
Class C Principal Amount outstanding at the end of the              4,755,663.00
Collection Period

Total amounts distributed on the Notes                             10,708,653.47

J.  DISDISTRIBUTION OF FUNDS

Available Amounts                                                  11,905,487.96

Unreimbursed Servicer Advances                                              0.00
Indenture Trustee fee for transition to Successor Servicer                  0.00
Servicing Fee                                                         212,720.00
Class A-1 Interest                                                    175,379.38
Class A-2 Interest                                                    281,749.23
Class A-3 Interest                                                    658,441.29
Class A-4 Interest                                                    263,154.59
Class B Interest                                                       57,939.82
Class C Interest                                                       30,238.09

Available Funds After Servicing & Interest Payments                10,225,865.56

Class A-1 Principal Amount                                          9,241,751.07
Class A-2  Principal Amount                                                 0.00
Class A-3  Principal Amount                                                 0.00
Class A-4 Principal Amount                                                  0.00
Class B Principal Amount                                                    0.00
Class C Principal Amount                                                    0.00

Available Funds After Principal Payments                              984,114.49

Class A-1 Additional Principal Amount                                       0.00
Class A-2 Additional Principal Amount                                       0.00
Class A-3 Additional Principal Amount                                       0.00
Class A-4 Additional Principal Amount                                       0.00
Class B Additional Principal Amount                                         0.00
Class C Additional Principal Amount                                         0.00

Available Funds After Additional Principal Payments                   984,114.49

Reserve Fund to maintain Required Reserve Amount                            0.00

Spread Account (if a Spread Event exists)                                   0.00

Indenture Trustee                                                           0.00

Remaining Amounts to the Holder of the Certificate                    984,114.49

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ORIX Credit Alliance Receivables 2000-B Corporation

By: /s/ Joseph J. McDevitt, Jr.
Name:        Joseph J. McDevitt, Jr.
Title:       President and Chief Financial Officer


Dated:            03/31/01